Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of February 28, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,798,291 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 7 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$371,555,568
Aggregate Outstanding Principal Balance – Treasury Bill	$53,757,062
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.47%
Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	$317,798,505
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	85.53%
Number of Borrowers	9,193
Average Outstanding Principal Balance Per Borrower	$40,417
Number of Loans	16,213
Average Outstanding Principal Balance Per Loan – Treasury Bill	$50,429
Average Outstanding Principal Balance Per Loan – One-Month LIBOR(1)	$20,981
Weighted Average Remaining Term to Scheduled Maturity	179 months
Weighted Average Annual Interest Rate	4.83%

(1)     Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3,005	$46,526,894	12.5%
3.01% to 3.50%	3,620	56,201,246	15.1
3.51% to 4.00%	3,646	74,613,387	20.1
4.01% to 4.50%	3,342	74,901,106	20.2
4.51% to 5.00%	532	16,261,991	4.4
5.01% to 5.50%	212	7,152,376	1.9
5.51% to 6.00%	196	8,201,095	2.2
6.01% to 6.50%	170	7,857,742	2.1
6.51% to 7.00%	182	8,278,272	2.2
7.01% to 7.50%	143	5,430,276	1.5
7.51% to 8.00%	464	21,589,735	5.8
8.01% to 8.50%	326	15,553,773	4.2
Equal to or greater than 8.51%	375	28,987,676	7.8

Total	16,213	$371,555,568	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,105	$2,806,833	0.8%
$5,000.00-$ 9,999.99	1,254	9,291,455	2.5
$10,000.00-$14,999.99	1,059	13,089,448	3.5
$15,000.00-$19,999.99	815	14,185,044	3.8
$20,000.00-$24,999.99	701	15,722,830	4.2
$25,000.00-$29,999.99	610	16,707,456	4.5
$30,000.00-$34,999.99	465	15,088,538	4.1
$35,000.00-$39,999.99	403	15,077,413	4.1
$40,000.00-$44,999.99	326	13,793,067	3.7
$45,000.00-$49,999.99	263	12,467,638	3.4
$50,000.00-$54,999.99	249	13,086,834	3.5
$55,000.00-$59,999.99	199	11,438,463	3.1
$60,000.00-$64,999.99	195	12,157,792	3.3
$65,000.00-$69,999.99	154	10,438,819	2.8
$70,000.00-$74,999.99	118	8,548,799	2.3
$75,000.00-$79,999.99	101	7,810,669	2.1
$80,000.00-$84,999.99	107	8,806,227	2.4
$85,000.00-$89,999.99	92	8,051,167	2.2
$90,000.00-$94,999.99	86	7,971,833	2.1
$95,000.00-$99,999.99	64	6,247,163	1.7
$100,000.00 and above	827	148,768,079	40.0

Total	9,193	$371,555,568	100.00%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	14,975	$327,791,643	88.2%
31-60 days	442	14,746,678	4.0
61-90 days	222	9,521,886	2.6
91-120 days	171	6,537,114	1.8
121-150 days	135	4,138,565	1.1
151-180 days	79	2,847,479	0.8
181-210 days	36	1,291,192	0.3
Greater than 210 days	153	4,681,010	1.3

Total	16,213	$371,555,568	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	115	$29,407	*
4 to12	370	352,963	0.1%
13 to 24	548	2,358,605	0.6
25 to 36	492	2,232,930	0.6
37 to 48	751	4,033,079	1.1
49 to 60	1,824	10,202,514	2.7
61 to 72	804	6,574,645	1.8
73 to 84	617	6,664,841	1.8
85 to 96	559	7,266,400	2.0
97 to 108	982	13,855,594	3.7
109 to 120	2,373	37,948,697	10.2
121 to 132	1,275	27,551,131	7.4
133 to 144	1,011	26,060,775	7.0
145 to 156	829	25,696,824	6.9
157 to 168	714	25,225,160	6.8
169 to 180	645	25,606,108	6.9
181 to 192	441	20,765,034	5.6
193 to 204	346	16,081,671	4.3
205 to 216	231	12,100,280	3.3
217 to 228	176	9,437,454	2.5
229 to 240	170	10,019,543	2.7
241 to 252	114	5,993,073	1.6
253 to 264	96	5,307,990	1.4
265 to 276	61	4,659,845	1.3
277 to 288	73	5,135,208	1.4
289 to 300	149	16,056,224	4.3
301 to 312	313	30,289,507	8.2
313 to 324	22	2,085,612	0.6
325 to 336	20	1,951,106	0.5
337 to 348	20	2,221,936	0.6
349 to 360	38	5,425,935	1.5
361 and above	34	2,365,479	0.6

Total	16,213	$371,555,568	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	321	$9,966,663	2.7%
Forbearance	1,018	43,256,671	11.6
Repayment
First year in repayment	90	6,906,620	1.9
Second year in repayment	119	7,660,471	2.1
Third year in repayment	133	8,393,899	2.3
More than 3 years in repayment	14,532	295,371,245	79.5

Total	16,213	$371,555,568	100.0%

*     Of the trust student loans in forbearance status, approximately 67 loans with an aggregate outstanding principal balance of $2,511,744, representing 0.68% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 159.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.9	-	231.2
Forbearance	-	10.6	215.2
Repayment	-	-	170.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $9,966,663 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $6,576,896 or approximately 66.0% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	158	$5,956,137	1.6%
Alaska	27	805,711	0.2
Arizona	428	10,039,461	2.7
Arkansas	72	1,303,806	0.4
California	1,993	44,057,392	11.9
Colorado	217	5,789,693	1.6
Connecticut	255	5,008,836	1.3
Delaware	46	1,222,410	0.3
District of Columbia	63	1,245,559	0.3
Florida	1,305	34,043,150	9.2
Georgia	550	15,949,289	4.3
Hawaii	93	2,104,490	0.6
Idaho	58	1,880,471	0.5
Illinois	610	12,419,576	3.3
Indiana	405	9,836,621	2.6
Iowa	47	610,956	0.2
Kansas	305	4,989,259	1.3
Kentucky	111	2,717,002	0.7
Louisiana	469	12,271,159	3.3
Maine	55	1,219,972	0.3
Maryland	419	11,235,170	3.0
Massachusetts	496	8,013,465	2.2
Michigan	302	7,080,748	1.9
Minnesota	191	4,214,564	1.1
Mississippi	116	3,355,422	0.9
Missouri	315	5,875,043	1.6
Montana	17	336,675	0.1
Nebraska	36	1,248,658	0.3
Nevada	142	4,158,394	1.1
New Hampshire	87	1,752,933	0.5
New Jersey	473	9,729,335	2.6
New Mexico	54	1,258,163	0.3
New York	1,097	22,910,110	6.2
North Carolina	345	6,886,570	1.9
North Dakota	11	122,167	*
Ohio	501	11,440,084	3.1
Oklahoma	305	7,239,335	1.9
Oregon	213	4,041,410	1.1
Pennsylvania	566	10,990,344	3.0
Rhode Island	40	1,045,535	0.3
South Carolina	177	5,916,913	1.6
South Dakota	24	612,427	0.2
Tennessee	221	5,289,954	1.4
Texas	1,428	33,780,763	9.1
Utah	57	1,322,014	0.4
Vermont	13	288,225	0.1
Virginia	439	8,442,261	2.3
Washington	417	8,289,968	2.2
West Virginia	86	1,742,025	0.5
Wisconsin	164	4,008,421	1.1
Wyoming	13	1,149,166	0.3
Other	181	4,308,356	1.2

Total	16,213	371,555,568	$100.00%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	7,845	$148,582,336	40.0%
Other Repayment Options(1)	6,444	137,092,665	36.9
Income-driven Repayment(2)	1,924	85,880,566	23.1

Total	16,213	$371,555,568	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 96 loans with an aggregate outstanding principal balance of $5,703,987 currently in an interest-only period.  These interest-only loans represent approximately 1.5% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	7,745	$137,346,158	37.0%
Unsubsidized	8,468	234,209,410	63.0

Total	16,213	$371,555,568	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

The following table provides information about the trust student loans regarding date of disbursement.

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	68	$4,630,239	1.2%
October 1, 1993 through June 30, 2006	16,145	366,925,329	98.8
July 1, 2006 and later	0	0	0.0
Total	16,213	$371,555,568	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	754	$12,474,757	3.4%
College Assist	9	700,861	0.2
Educational Credit Management Corporation	1,008	23,704,549	6.4
Florida Off Of Student Fin'l Assistance	247	3,913,510	1.1
Great Lakes Higher Education Corporation	8,274	203,181,951	54.7
Kentucky Higher Educ. Asst. Auth.	589	10,524,046	2.8
Michigan Guaranty Agency	147	2,996,796	0.8
Oklahoma Guaranteed Stud Loan Prog	313	6,790,671	1.8
Pennsylvania Higher Education Assistance Agency	1,642	32,852,184	8.8
Texas Guaranteed Student Loan Corp	3,230	74,416,242	20.0
Total	16,213	$371,555,568	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.